Exhibit 99.2
CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Net Sales:
Aerospace & Electronics	$176,081	$171,973	$701,208	$677,663
Engineered Materials	46,900	45,037	216,503	220,071
Merchandising Systems	94,160	86,204	371,901	373,907
Fluid Handling	291,884	294,386	1,195,501	1,140,315
Controls	20,763	22,204	93,955	88,413
Total Net Sales	$629,788	$619,804	$2,579,068	$2,500,369
Operating Profit (Loss) from Continuing Operations:
Aerospace & Electronics	$39,181	$38,785	$156,015	$145,624
Engineered Materials	3,344	4,562	24,522	29,754
Merchandising Systems	10,447	7,705	33,771	30,337
Fluid Handling	39,247	38,329	148,167	149,803
Controls	2,300	2,336	12,813	11,228
Corporate	(18,336)	(13,748)	(64,847)	(58,201)
Asbestos Provision	—	(241,647)	—	(241,647)
Environmental Provision	—	(30,327)	—	(30,327)
Total Operating Profit (Loss) from Continuing Operations	76,183	(194,005)	310,441	36,571

Interest Income	587	514	1,879	1,635
Interest Expense	(6,717)	(6,730)	(26,831)	(26,255)
Miscellaneous- Net	(180)	(452)	(884)	2,810	*
Income (Loss) from Continuing Operations Before Income Taxes	69,873	(200,673)	284,605	14,761
Provision for Income Taxes	23,901	(74,991)	88,416	(8,055)
Income (Loss) from Continuing Operations	45,972	(125,682)	196,189	22,816

Profit from Discontinued Operations attributable to common shareholders (a)	—	1,350	3,777	5,693
Gain from Sales of Discontinued Operations attributable to common shareholders (b)	—	—	29,445	—

Profit from Discontinued Operations attributable to common shareholders, net of tax (a)	—	878	2,456	3,700
Gain from Sales of Discontinued Operations attributable to common shareholders, net of tax (b)	—	—	19,176	—
Gain / Profit from Discontinued Operations, net of tax	—	878	21,632	3,700

Net income (loss) before allocation to noncontrolling interests	45,971	(124,805)	217,821	26,516

Less: Noncontrolling interest in subsidiaries' earnings	327	324	828	201

Net income (loss) attributable to common shareholders	$45,644	$(125,129)	$216,993	$26,315

Share Data:
Earnings (Loss) per share from Continuing Operations	$0.79	$(2.18)	$3.35	$0.38
Earnings per share from Discontinued Operations	—	0.02	0.37	0.06
Earnings (Loss) per Diluted Share	$0.79	$(2.16)	$3.72	$0.44

Average Diluted Shares Outstanding	57,783	57,903	58,293	59,204
Average Basic Shares Outstanding	57,008	57,903	57,443	58,120
Supplemental Data:
Cost of Sales	$417,569	$417,950	$1,708,240	$1,653,238
Asbestos Provision		241,647		241,647
Environmental Provision		30,327		30,327
Selling, General & Administrative	131,505	123,885	539,755	538,586
Repositioning Charges	4,531	—	20,632	—
Depreciation and Amortization **	14,141	15,735	57,263	62,943
Stock-Based Compensation Expense	4,459	3,840	17,319	14,972

*	Primarily related to the sale of a building and the divestiture of a small product line in the three months ended March 31, 2011.

**	Amount included within cost of sales and selling, general & administrative costs.

(a) Amounts represent the operating profit, and after-tax profit, from the Houston Service Center and Azonix Corporation businesses divested in June 2012.
(b) Amounts represent the pre-tax and after-tax gains from the June 2012 sales of both the Houston Service Center and the Azonix Corporation.

CRANE CO.
Condensed Balance Sheets
(in thousands)

	December 31, 2012	December 31, 2011
ASSETS
Current Assets
Cash and Cash Equivalents	$423,947	$245,089
Accounts Receivable, net	333,330	349,250
Current Insurance Receivable - Asbestos	33,722	16,345
Inventories, net	352,725	360,689
Other Current Assets	36,797	60,859
Total Current Assets	1,180,521	1,032,232

Property, Plant and Equipment, net	268,283	284,146
Long-Term Insurance Receivable - Asbestos	171,752	208,952
Other Assets	455,530	497,377
Goodwill	813,792	820,824

Total Assets	$2,889,878	$2,843,531

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,123	$1,112
Accounts Payable	182,731	194,158
Current Asbestos Liability	91,670	100,943
Accrued Liabilities	220,678	226,717
Income Taxes	15,686	10,165
Total Current Liabilities	511,888	533,095

Long-Term Debt	399,092	398,914
Long-Term Deferred Tax Liability	36,853	41,668
Long-Term Asbestos Liability	704,195	792,701
Other Liabilities	310,474	255,097

Total Equity	927,376	822,056

Total Liabilities and Equity	$2,889,878	$2,843,531

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011		2012	2011
Operating Activities:
Net income attributable to common shareholders	$45,644	$(125,129)		$216,993	$26,315
Noncontrolling interest in subsidiaries' earnings	327	324		828	201
Net income before allocations to noncontrolling interests	45,971	(124,805)		217,821	26,516
Asbestos Provision	—	241,647		—	241,647
Environmental charge	—	30,327		—	30,327
Gain on divestiture	—	—		(29,445)	(4,258)
Restructuring - Non Cash	1,078	—		3,855	—
Depreciation and amortization	14,141	15,735		57,263	62,943
Stock-based compensation expense	4,459	3,840		17,319	14,972
Defined benefit plans and postretirement expense	5,321	1,959		20,090	6,770
Deferred income taxes	30,583	(66,574)		55,000	(43,923)
Cash provided by (used for) operating working capital	81,146	34,957		1,824	(41,955)
Defined benefit plans and postretirement contributions	(1,041)	(31,059)	*	(5,504)	(48,113)
Environmental payments, net of reimbursements	(2,115)	(799)		(13,371)	(9,534)
Other	(6,134)	(366)		(12,139)	(6,303)
Subtotal	173,409	104,862		312,713	229,089
Asbestos related payments, net of insurance recoveries	(17,906)	(20,044)		(77,957)	(79,277)
Total provided by operating activities	155,503	84,818		234,756	149,812

Investing Activities:
Capital expenditures	(9,364)	(7,034)		(29,308)	(34,737)
Proceeds from disposition of capital assets	4,184	73		6,438	4,793
Payment for acquisition, net of cash acquired	—	(996)		—	(36,590)
Proceeds from divestiture	480	—		54,079	1,000
Total provided by (used for) investing activities	(4,700)	(7,957)		31,209	(65,534)

Financing Activities:
Dividends paid	(15,976)	(15,035)		(61,974)	(56,992)
Reacquisition of shares on open market	—	(30,000)		(49,991)	(79,999)
Stock options exercised - net of shares reacquired	4,630	3,295		13,056	23,232
Excess tax benefit from stock-based compensation	370	391		3,603	6,097
Change in short-term debt	—	333		—	(1,003)
Total used for financing activities	(10,976)	(41,016)		(95,306)	(108,665)

Effect of exchange rate on cash and cash equivalents	3,584	(1,939)		8,199	(3,465)
Increase (decrease) in cash and cash equivalents	143,411	33,906		178,858	(27,852)
Cash and cash equivalents at beginning of period	280,536	211,183		245,089	272,941
Cash and cash equivalents at end of period	$423,947	$245,089		$423,947	$245,089

* Includes a $30 million discretionary pension contribution

CRANE CO.
Order Backlog
(in thousands)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Aerospace & Electronics	$378,152	$392,862	$423,282	$437,822	$410,794
Engineered Materials	12,689	11,357	13,884	11,129	11,110
Merchandising Systems	14,686	19,957	23,587	30,033	15,212
Fluid Handling	326,863	330,824	334,696	337,538	313,715	*
Controls	16,507	17,296	16,187	29,770	27,120	**
Total Backlog	$748,897	$772,296	$811,636	$846,292	$777,951

* Includes Order Backlog of $2.9 million at March 31, 2012 and $1.9 million at December 31, 2011 pertaining to a business divested in June 2012.

** Includes Order Backlog of $11.3 million at March 31, 2012 and $9.6 million at December 31, 2011 pertaining to a business divested in June 2012.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2012	Percent Change December 31, 2012
	2012	2011	2012	2011	Three Months	Twelve Months
INCOME ITEMS
Net Sales	$629,788	$619,804	$2,579,068	$2,500,369	1.6%	3.1%

Operating Profit (Loss) from Continuing Operations	76,183	(194,005)	310,441	36,571	N/A	748.9%
Percentage of Sales	12.1%	(31.3)%	12.0%	1.5%

Special Items impacting Operating Profit (Loss) from Continuing Operations:
Repositioning Charges (a)	4,531		20,632
Asbestos Provision - Pre-Tax (b)		241,647		241,647
Environmental Provision - Pre-Tax (c)		30,327		30,327
Non-deductible Acquisition Transaction Costs (d)	3,874		3,874
Operating Profit from Continuing Operations before Special Items	$84,588	$77,969	$334,947	$308,545	8.5%	8.6%
Percentage of Sales	13.4%	12.6%	13.0%	12.3%

Net Income (Loss) Attributable to Common Shareholders	$45,644	$(125,129)	$216,993	$26,315
Per Diluted Share	$0.79	$(2.16)	$3.72	$0.44	N/A	737.5%

Special Items impacting Net Income (Loss) Attributable to Common Shareholders:
Repositioning Charges - Net of Tax (a)	3,896		16,724
Per Share	$0.07		$0.29
Asbestos Provision - Net of Tax (b)		157,071		157,071
Per Share		$2.71		$2.65
Environmental Provision - Net ofTax (c)		19,713		19,713
Per Share		$0.34		$0.33

Non-deductible Acquisition Transaction Costs (d)	3,874		3,874
Per Share	$0.07		$0.07
Gain on Divestitures - Net of Tax (e)			(19,176)
Per Share			$(0.33)
Net Income Attributable To Common Shareholders Before Special Items	$53,414	$51,654	$218,416	$203,098	3.4%	7.5%
Per Diluted Share	$0.92	$0.88	$3.75	$3.43	5.3%	9.2%
Profit from Discontinued Operations attributable to common shareholders, net of tax (f)	—	(878)	(2,456)	(3,700)
Per Share		$(0.01)	$(0.04)	$(0.06)
Net Income Attributable To Common Shareholders Before Special Items from Continuing Operations	$53,414	$50,776	$215,960	$199,398
Per Diluted Share	$0.92	$0.86	$3.70	$3.37	7.1%	10.0%

(a) The Company incurred repositioning charges in the second quarter, third quarter and fourth quarter of 2012, associated with productivity actions. The charges included severance and impairment costs related to the shutdown of certain facilities, the transfer of certain manufacturing operations, staff reduction actions and a pension curtailment charge.

(b) During the three months ended December 31, 2011, the Company recorded an Asbestos Provision.
(c) During the three months ended December 31, 2011, the Company recorded a charge related to an increase in the Company's expected liability at its Goodyear, AZ Superfund Site.
(d) During the three months ended December 31, 2012, the Company recorded non-deductible transaction costs associated with the potential acquisition of MEI.
(e) In June 2012, the Company divested of a business within the Fluid Handling segment (Houston Service Center) and a business within the Controls segment (Azonix Corporation). The associated gains were included in the “Gain from Sale of Discontinued Operations attributable to common shareholders, net of tax" section on the accompanying Income Statement Data. In September 2012, the Company recorded a favorable price adjustment associated with the Azonix Corporation divestiture.

(f) Amounts represent the after-tax profit from the Houston Service Center and Azonix Corporation businesses divested in June 2012.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
CASH FLOW ITEMS
Cash Provided from Operating Activities
before Asbestos - Related Payments	$173,409	$104,862	$312,713	$229,089
Asbestos Related Payments, Net of Insurance Recoveries	(17,906)	(20,044)	(77,957)	(79,277)
Cash Provided from Operating Activities	155,503	84,818	234,756	149,812
Less: Capital Expenditures	(9,364)	(7,034)	(29,308)	(34,737)
Free Cash Flow	$146,139	$77,784	$205,448	$115,075

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.